UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 26, 2005

MAPICS, INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	000-18674	04-2711580
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Windward Concourse Parkway, Suite 100

Alpharetta, Georgia 30005

(Address of Principal Executive Offices) (Zip Code)

(678) 319-8000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 26, 2005, MAPICS, Inc. (the “Company”) and Infor Global Solutions Topco Ltd. (“Infor”) announced that they had entered into a definitive merger agreement (the “Merger Agreement”) pursuant to which Infor will acquire the Company. Pursuant to the terms of the Merger Agreement, Infor has agreed to pay $12.75 per share in cash to shareholders of the Company.

The Merger Agreement also required the Company to amend the Company’s Amended and Restated Rights Agreement, dated as of March 30, 1998, as amended (the “Rights Agreement”), between the Company and SunTrust Bank, as rights agent (the “Rights Agent”), to preclude the transaction from triggering the Rights Agreement. The amendment to the Rights Agreement is further described in Item 3.03 below.

The proposed merger is subject to approval by the shareholders the Company. Closing of the proposed merger is subject to clearance or expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the satisfaction of other closing conditions specified in the Merger Agreement.

The foregoing summary is qualified in its entirety by reference to the Merger Agreement and the press release announcing the proposed merger, which are attached as exhibits hereto and are incorporated by reference herein in their entirety.

Item 3.03 Material Modification to Rights of Security Holders.

As described in Item 1.01 above of this Current Report on Form 8-K, on January 26, 2005, in connection with the Merger, the Company’s Board of Directors authorized the execution of an amendment to the Rights Agreement (the “Amendment”) in order to make the Rights Agreement inapplicable to the Merger and to provide for the termination of the Rights Agreement immediately prior to the closing of the Merger. The Amendment provides, among other matters, that (i) no person shall become an “Acquiring Person” under the Rights Agreement solely as the result of the execution and delivery of and/or the consummation of any of the transactions contemplated by the Merger Agreement, and (ii) no Distribution Date, no Section 11(a)(ii) Event, no Section 11(a)(ii) Trigger Date, no Section 13 Event, and no Stock Acquisition Date (as such terms are defined in the Rights Agreement) shall be deemed to have occurred, solely as the result of the execution and delivery of and/or the consummation of any of the transactions contemplated by the Merger Agreement. The Amendment is attached hereto as Exhibit 4.1 and incorporated herein by reference. The foregoing summary of the material features of the Amendment is qualified in its entirety by reference to the Amendment.

Item 8.01 Other Events.

Following the announcement of the Merger Agreement described in Item 1.01 of this Current Report on Form 8-K, on January 27, 2005, the Company sent additional communications to certain of its managers, employees, sales affiliates, customers and technology partners to notify them of the pending transaction. These communications may be deemed soliciting material pursuant to Rule 14a-12 of the Securities Exchange Act of 1934, as amended, and are filed herewith as exhibits and incorporated herein by reference.

The proposed transaction will be submitted to the Company’s shareholders for their consideration, and the Company will file with the SEC a proxy statement to be used by the Company to solicit the shareholders’ approval of the proposed transaction, as well as other relevant documents concerning the proposed transaction. Shareholders of the Company are urged to read the proxy statement regarding the proposed transaction and any other relevant documents filed with the SEC when they become available, as well as any amendments or supplements to those documents, because they will contain important information. A free copy of the proxy statement, as well as other filings containing information about the Company, may be obtained at the SEC’s Internet site (http://www.sec.gov).

Copies of the proxy statement and the SEC filings that will be incorporated by reference in the proxy statement can also be obtained, without charge, by directing a request to: Martin D. Avallone, MAPICS, Inc., 1000 Windward Concourse Parkway, Suite 100, Alpharetta, Georgia 30005 (678-319-8000).

The Company and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the sale. Information regarding those participants is included in the Part III supplemental information to be filed on Form 10-K/A by January 28, 2005. Copies of the filing will be available at the SEC’s website. Additional information regarding the interests of those participants may be obtained by reading the proxy statement regarding the proposed transaction when it becomes available.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits:

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of January 26, 2005, by and among MAPICS, Inc., Magellan Merger Sub, Inc., Infor International Limited, and Infor Global Solutions Topco Ltd.

4.1	Third Amendment to Amended and Restated Rights Agreement dated as of January 26, 2005

99.1	Press Release dated January 27, 2005

99.2	Email Communication to MAPICS, Inc. Managers World Wide dated January 27, 2005

99.3	Email Communication to MAPICS, Inc. Employees World Wide dated January 27, 2005

99.4	Letter to MAPICS, Inc. Affiliates dated January 27, 2005

99.5	Letter to MAPICS, Inc. Customers dated January 27, 2005

99.6	Q&A Letter Communication to MAPICS, Inc. Customers dated January 27, 2005

99.7	Letter to MAPICS, Inc. Technology Partners dated January 27, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAPICS, INC.
(Registrant)

Dated: January 27, 2005	By:	/s/ Martin D. Avallone
Martin D. Avallone
Vice President, General Counsel and
Secretary

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION
2.1	Agreement and Plan of Merger dated as of January 26, 2005, by and among MAPICS, Inc., Magellan Merger Sub, Inc., Infor International Limited, and Infor Global Solutions Topco Ltd.

4.1	Third Amendment to Amended and Restated Rights Agreement dated as of January 26, 2005

99.1	Press Release dated January 27, 2005

99.2	Email Communication to MAPICS, Inc. Managers World Wide dated January 27, 2005

99.3	Email Communication to MAPICS, Inc. Employees World Wide dated January 27, 2005

99.4	Letter to MAPICS, Inc. Affiliates dated January 27, 2005

99.5	Letter to MAPICS, Inc. Customers dated January 27, 2005

99.6	Q&A Letter Communication to MAPICS, Inc. Customers dated January 27, 2005

99.7	Letter to MAPICS, Inc. Technology Partners dated January 27, 2005